Exhibit 99.2
NASDAQ: MRNS @ MarinusPharma Nasdaq: MRNS @MarinusPharma Photo Credit: Kelly Crews Photography Ryan (center) Living with CDKL5 deficiency disorder Corporate Presentation August 2022

Safe Harbor Statement

To the extent that statements contained in this presentation are not descriptions of historical facts regarding Marinus, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as "may", "will", "expect", "anticipate", "estimate", "intend", "believe", and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, statements regarding our expected revenue and operating expenses for 2022; our commercialization plans for ZTALMY® and clinical development plans for ganaxolone and the expected timing thereof; our anticipated and potential financing plans; expected dosing in our clinical trials; the clinical development schedule and milestones; our expected timing to begin and complete enrollment in our clinical trials; the expected trial design, target patient population and endpoints for our clinical trials; interpretation of scientific basis for ganaxolone use; timing for availability and release of data; the potential safety and efficacy and therapeutic potential of ganaxolone; timing and expectations regarding the potential benefits ZTALMY will provide for patients and physicans, our expectations regarding the ZTALMY One program; timing and expectations regarding regulatory communications and submissions; expectations regarding our agreement with BARDA; expectations regarding our collaboration with Orion corporation; expectations regarding the potential market opportunities for our product candidates, including oral ganaxolone; potential commercial alliances; and our expectations regarding the effect of the COVID-19 pandemic on our business and clinical development plans. Forward-looking statements in this presentation involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, uncertainties and delays relating to our ability to establish commercial infrastructure and capabilities to deliver commercial supply of ZTALMY, patient and physician acceptance of ZTALMY, our ability to obtain adequate market access for ZTALMY; our ability to comply with the FDA's requirement for additional post-market studies in the required timeframes; the timing of regulatory filings, including the timing of filing the ganaxolone MAA with the EMA; the potential that regulatory authorities, including the FDA and EMA, may not grant or may delay approval for our product candidates; uncertainties and delays relating to the design, enrollment, completion, and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of the FDA or EMA may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; our ability to obtain and maintain regulatory approval for our product candidate; our ability to obtain, maintain, protect and defend intellectual property for our product candidates; the potential negative impact of third party patents on our or our collaborators' ability to commercialize ganaxolone; delays, interruptions or failures in the manufacture and supply of our product candidate; the size and growth potential of the markets for our product candidates, and our ability to service those markets; our cash and cash equivalents may not be sufficient to support our operating plan for as long as anticipated; our expectations, projections and estimates regarding expenses, future revenue, capital requirements, and the availability of and the need for additional financing; our ability to obtain additional funding to support our commercial and clinical development programs; the potential for Orion to breach the collaboration or terminate the agreement in accordance with its terms; the effect of the COVID-19 pandemic on our business, the medical community, regulators and the global economy; and the availability or potential availability of alternative products or treatments for conditions targeted by us that could affect the availability or commercial potential of our product candidate. Marinus undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, see filings we have made with the Securities and Exchange Commission. You may access these documents for free by visiting EDGAR on the SEC web site at www.sec.gov.

MARINUS

©2022 Marinus Pharmaceuticals. All Rights Reserved | 2

©2022 Marinus Pharmaceuticals. All Rights Reserved I Building Upon A Strong Foundation and Differentiated Product Profile To Achieve Long - term Value Creation 3 Explore Unmet Medical Need in Rare Epilepsies and Acute Neurological Indications Strategic Collaborations Building Strong Commercial Infrastructure Expanding Global Footprint IV Oral Second Generation Formulation Growth & Expansion Evolving to Commercial Broad Therapeutic Use Within Epilepsy Differentiated & Demonstrated Proof Points Ganaxolone Compelling Therapeutic Profile & Differentiated MOA Validation With FDA Approval in CDKL5 Deficiency Disorder >1900 Patients Treated in Multiple Indications Route of Administration Flexibility The precise mechanism by which ganaxolone exerts its therapeutic effects in the treatment of seizures associated with CDD is unknown, but its anticonvulsant effects are thought to result from positive allosteric modulation of the gamma - aminobutyric acid type A (GABA A ) receptor in the CNS.

©2022 Marinus Pharmaceuticals. All Rights Reserved I Ganaxolone Development Pipeline 4 PDUFA date March 2022 MAA filing validation Q4 2021 Ph3 patient enrollment Q1 2022 Topline data 1H 2024 GANAXOLONE Phase 1 Phase 2 Phase 3 Approved Oral Suspension Intravenous Intravenous Intravenous Oral Suspension (Second Gen. Formulation) Administered Seizure Disorders Oral Suspension CDKL5 Deficiency Disorder Marigold Study FDA approved Data 2H 2023 First patient enrolled 2H 2023 First patient enrolled 2H 2022 Data year end 2023 Phase 1, high dose cohort data 1H 2023 Data Q1 2024 Ongoing trial Planned future trial Preclinical Lennox - Gastaut Syndrome Anticipated Milestones EU CHMP opinion Q1 2023 Refractory Status Epilepticus RAISE Trial Tuberous Sclerosis Complex TrustTSC Trial Established Status Epilepticus RESET Trial Second Generation Formulation Refractory Status Epilepticus RAISE II Trial

Ganaxolone U.S. Market Opportunity

	Oral Ganaxolone		Intravenous (IV) Ganaxolone			Second Generation Product Development
	COMMERCIAL	PIPELINE	PIPELINE			PIPELINE
Indication	CDKL5 deficiency disorder	Tuberous sclerosis complex	Refractory status epilepticus		Established status epilepticus	Lennox-Gastaut syndrome
Stage	Ztalmy (ganaxolone) oral suspension 50 mg/mL *FDA approved for seizures associated with CDD in patients 2 and older*	TrustTSC - Ph3 TrustTSC trial underway - Data Q1 2024	raise - Ph3 RAISE trial underway - Data 2H 2023	raise II Ph3 RAISE II trial for European registration expected to initiate 2H 2023	RESET - Ph2 RESET trial initiating enrollment 2H 2022 - Data year end 2023	- Phase 1, high dose cohort data 1H 2023
Incidence / Prevalence	- 1:40,000 live births[1] - 90-100 U.S. newborns / year	- 1:6,000 live births[2] - 25-40k refractory U.S. patients	35k U.S. patients / year[3,5]		75k patients / year[3,4]	- 26:100,000 people[6] - 48k U.S. patients
Seizure type(s)	Generalized and focal seizures	Focal seizures (primarily)	Continuous/persistent electrographic or clinical seizures			- Drop seizures (atonic, tonic, or tonic-clonic) - 90% intractable

MARINUS

[1] Symonds JD 2019 Brain
[2] Curatolo P, Bombardieri R, Jozwiak S. Tuberous sclerosis. Lancet. 2008;372:657–68.
[3] DeLorenzo RJ et al. J Clin Neurophysiol. 1995; 12: 316-325
[4] Kapur et al. N Engl J Med 2019;381:2103-13
[5] Rossetti and Lowenstein. Lancet Neurol. 2011 Oct; 10(10): 922–930
[6] Trevathan et al. (1997). Epilepsia, 38(12), 1283–1288

©2022 Marinus Pharmaceuticals. All Rights Reserved I 5

Marigold Phase 3 Data in CDKL5 Deficiency Disorder

©2022 Marinus Pharmaceuticals. All Rights Reserved I 7 Phase 3 Marigold Trial In CDKL5 Deficiency Disorder Achieved Primary Efficacy Endpoint in Seizure Reduction Ganaxolone Placebo 0 10 20 30 40 Median Percent Reduction 28-day Frequency of Major Motor Seizures 30.7% 6.9% *Wilcoxon Rank-Sum Test **Hodges-Lehman Estimate of Median Difference Phase 3 Marigold data published in The Lancet Neurology ; First international CDKL5 guidelines published in Frontiers in Neurology Patients taking ganaxolone experienced a significant reduction in seizure frequency G anaxolone reduced the frequency of monthly major motor seizures by a median of 30.7% compared with 6.9% for placebo (p=0.0036)* Δ = 27.1% (47.9 - 9.6)* *

Marigold Open-label Extension Data

Marigold Study
CDKL5 Deficiency Disorder

Reduction in monthly major motor seizure frequency over 24 months in OLE



Percent Reduction in Major Motor Seizure Frequency (Median)
100
90
80
70
60
50
40
30
20
10
0
Δ = 27.1%
(9.6, 47.9)*
P = 0.0036**
6.9%
30.7%
24.7%
32.1%
30.0%
42.2%
44.2%
48.3%
56.1%
53.1%
Placebo RCT (n=51)
Ganaxoline RCT (n=49)
1-3 Months (n=87)
4-6 Months (n=79)
7-9 Months (n=73)
10-12 Months (n=67)
13-15 Months (n=61)
16-18 Months 2 (n=33)
19-21 Months (n=21)
22-24 Months (n=16)
26 patient discontinuations
8 patient discontinuations
Double-Blind Phase
Open-Label Extension Phase

Seizure reductions were observed in patients who remained on ganaxolone in the OLE

- At the time of the analysis, 54 patients (61.4%) were still in the OLE study
- Median percent reductions in MMSF from baseline ranged **25% to 42% during initial 12 months and was between 44% and 56% through 24 months** in the OLE phase
  - Open-label design and small sample size preclude efficacy conclusions from being drawn
- No new safety findings emerged in the OLE preliminary analysis and adverse reactions were consistent with the double-blind phase[1]

*Hodges-Lehmann estimate of median difference (95% confidence interval); **Wilcoxon rank-sum test
Data as of July 22, 2021
1. Pestana-Knight EM, et al. Lancet Neurol. 2022;21(5):417-427. 2. Data on file.

MARINUS

©2022 Marinus Pharmaceuticals. All Rights Reserved I 8

ZTALMY ® ( Ganaxolone ) Oral Suspension CV Commercial Launch in CDKL5 Deficiency Disorder (CDD) First FDA - approved treatment for seizures associated with CDD in patients 2 and older Can Now Be Prescribed Facilitating access with ongoing prescription support and education Ongoing Patient Support Individualized support for patients and caregivers throughout treatment journey Designated Specialty Pharmacy

Early Progress Indicators Following July 28 Commercial Launch

Ztalmy® CV (ganaxolone)

Signs of Early Demand

- **Encouraging** initial **volume of prescriptions and enrollment forms**
- Majority of prescriptions are for **new patients** not previously treated w ZTALMY
- **Expanded Access Program transition** plans underway
- Strong interest from **broad base of physicians and centers**
- **16 sales reps** engaging physicians and fielding enrollment and prescription questions

Patient & HCP Education

- Marigold data published in ***The Lancet Neurology***
- First international **CDKL5 guidelines** published in ***Frontiers in Neurology***
- **Marketing tools** available at ZTALMY.com
- Targeting **265 key hospitals** and centers, including 8 CDD Centers of Excellence and 40 National Epilepsy Centers
- Continued **engagement** with key CDD **advocacy groups** and research organizations

Payer Access Momentum

- Significant **interactions** with **State Medicaid** and other **Government entities**
- **Multiple payer policies** with **positive coverage criteria published** – In-line with label
- **Early coverage criteria** support a confirmed CDD diagnosis in patients 2 years of age and older who have failed 1 or 2 prior antiepileptic drugs
- Supported by **increasing usage of ICD10 code**

MARINUS

©2022 Marinus Pharmaceuticals. All Rights Reserved I 10

ZTALMY U.S. Market Opportunity

Ztalmy® CV
(ganaxolone)



Target patient population: ages 2-21 with seizures
1 in 40,000 live births have CDKL5 Deficiency Disorder[1]
Refractory to current treatments

~2,000 Addressable Pediatric Patients*

Several data points suggest additional market opportunity in adult population

Factors that support addressable patient population:

- 8 CDD Centers of Excellence & 40 National Association of Epilepsy Centers
- Genetic testing/screening widely used and available for early diagnoses
- Usage of ICD10 code continues to increase
- Insights from key advocacy groups

U.S. WAC and Pricing Assumptions

Weight-based pricing

- Bottle WAC: $2,425 / 110mL
- Avg. Annual WAC: ~$133,000

Dosing Assumptions

- Avg. age: ~4.5 years old
- Avg. weight: ~16 kg
- Avg. daily dose: ~50–55 mg/kg

MARINUS

[1]Symonds JD 2019 Brain
*Estimated based on Symonds JD 2019 Brain

©2022 Marinus Pharmaceuticals. All Rights Reserved I 11

Rare Epilepsies Oral Ganaxolone Pipeline

Tuberous Sclerosis Complex “Many individuals with TSC continue to experience uncontrolled seizures despite a cocktail of multiple antiepileptic drugs. Because new options are always needed, the TSC community welcomes clinical evaluation of new epilepsy treatments” - Kari Luther Rosbeck, President & CEO of the Tuberous Sclerosis Alliance

Tuberous Sclerosis Complex (TSC)

CAUSE	• Defect or mutation of TSC1 and/or TSC2 genes
SYMPTOMS	• Benign tumors, seizures, cognitive impairment, behavioral difficulties, skin abnormalities
INCIDENCE PREVALENCE	• 1:6,000 live births • ~25K-40K refractory TSC patients in the U.S.*
TREATMENTS	• Despite available treatments, continued unmet medical need
MECHANISTIC RATIONALE	• Potential neurosteroid deficiency[1] • Pathophysiology may involve GABAergic dysfunction

MARINUS

[1] diMichele, et al, J. Neuro Neurosurg Psychiatry, 2003
*Failure of two prior antiseizure medications with ongoing, frequent seizures.

©2022 Marinus Pharmaceuticals. All Rights Reserved
14

©2022 Marinus Pharmaceuticals. All Rights Reserved I TSC Phase 2 Trial Results 15 * -200 -100 -80 -60 -40 -20 0 20 40 60 80 100 Percent reduction in TSC-associated seizure frequency =median 16.6% Secondary and Exploratory Analyses Primary Endpoint Results: 16.6% median reduction in TSC - associated seizures Ganaxolone was generally well - tolerated with somnolence, sedation and fatigue reported as the most common adverse events; in addition, one treatment - related serious adverse event of seizure was reported in the trial * Secondary endpoint Proportion of patients with a ≥50% reduction in TSC - associated seizure frequency Intent to Treat (n=23) +Cannabidiol (n=12) +Everolimus (n=11) 0 5 10 15 20 25 30 35 40 45 50 36.4 25.0 30.4 Percent of patients % % % Subjects with Focal Seizure Types (n=19) 0 10 20 30 25.2 Percent reduction in focal seizure frequency (median) %

©2022 Marinus Pharmaceuticals. All Rights Reserved I Phase 3 Protocol Refinements Informed by Phase 2 16 Phase 3 Slower titration initially, designed to optimize tolerability and improve efficacy 0 7 14 21 28 35 0 20 40 60 80 100 Time (days) Approx. % Max GNX Dose TSC Ph2 Titration TSC Ph3 Titration No (n=6) Yes (n=17) 0 5 10 15 20 25 30 Somnolence-related AE Percent reduction in TSC-associated seizure frequency (median) Phase 2 Patients without somnolence related AEs experienced directionally better seizure reductions

Phase 3 Trial Overview

TrustTSC


Double-blind Phase
Eligible Patients with TSC
R
1:1
Ganaxolone
Primary Endpoint Analysis
Placebo
Open-label Ganaxolone
Baseline
(4 weeks)
Titration
(28 days)
Maintenance
(12 weeks)

- Enrollment: ~162 patients, targeting 80 sites, predominantly in the U.S., Western Europe, Canada and Israel
- Primary Endpoint: Percent change in TSC-associated seizure frequency
- Key Secondary Endpoints: Percent change in TSC-associated seizure frequency during maintenance period, 50% responder rate, and clinical global impression
- FDA has indicated a single pivotal TSC Phase 3 trial could be sufficient for approval

MARINUS

©2022 Marinus Pharmaceuticals. All Rights Reserved
17

Second Generation Product Development

©2022 Marinus Pharmaceuticals. All Rights Reserved I Second Generation Formulation 19 Strategic Objectives Enhanced Efficacy Achieve target blood levels to drive better clinical response Improved Safety Profile Optimize PK to mitigate somnolence levels Reduced Dosing Frequency More sustained serum levels to reduce dosing frequency Lowered COGS Better absorption to reduce API requirements per dose Enhanced IP Protection New IP associated with second generation formulation Expanded Indication Improved PK could address new areas of unmet need Expected Next Steps • Additional Phase 1 studies, including an assessment of higher single doses above 900 mg in healthy volunteers • Prodrug Phase 1 data targeted for 2024 Prodrug Opportunity Improve Product Profile Applicability to Both Oral and IV New Composition of Matter IP Protection Flexibility for IV Franchise

Second Generation Oral Ganaxolone Rationale and Phase 1 Overview

Target PK Parameters

- Increase absorption to achieve target exposure (AUC)
- Increase the proportion of time plasma concentration exceeds the nominal minimally effective concentration (MEC)
- Avoid significant increase in peak concentration (C_{max})



Prolonged duration of action
MTC
Duration of action
C_{max}
Therapeutic Range
MEC
AUC
Concentration
Onset time
t_{max}
Time
Current
Target

Illustrative PK profiles.

Design Overview

- Phase 1 open-label, 2-cohort crossover study
  - Will evaluate several doses of the new formulation and compare the pharmacokinetics to the current formulation
  - To enroll twelve healthy male and female volunteers balanced across two cohorts

End Points

- PK comparison endpoints are C_{max}, T_{max} and $AUC_{0\text{-}t}$

Phase I Design



Cohort 1 / 2 (n=6)
SCREENING
Cohort 1 / 2 Treatment
Six crossover treatment periods separated by 4-day washout
FOLLOW UP CALL
Day -1 thru–28d
Day 1- Day 25
Day 32 +/- 2d

MARINUS

©2022 Marinus Pharmaceuticals. All Rights Reserved I 20

©2022 Marinus Pharmaceuticals. All Rights Reserved I Ganaxolone Second - Generation Oral Formulation 21 However, AUC increases linearly throughout the range of doses administered *Data on file. Studies 1042 - 0402 and 1042 - 0404, 7 - day multiple ascending dose studies with ganaxolone capsule formulation These preliminary Phase 1 results support testing PK at higher doses, which may support less frequent twice - daily dosing and an increase in overall exposure without compromising tolerability Dose to dose increase in C max reduced at higher doses ∆ = 18% ∆ = 37%

©2022 Marinus Pharmaceuticals. All Rights Reserved I Development plan goals • Efficiently select next generation product for clinical development in LGS and other potential indications • Proceed with targeted investments in parallel formulation and prodrug development to accelerate entry to Phase 2/3 • Ensure data related to PK, PD and CMC is sufficient to inform decisions to enter and advance clinical development Pathways to a Novel Oral Formulation for Lennox - Gastaut Syndrome Phase 2A LGS Key Decision Point: Selection of optimal LGS development candidate: prodrug or next generation ganaxolone formulation Reformulation Candidates Final decision for Phase 2b & 3 will be driven by pharmacokinetics, safety / tolerability, dosing schedule, IP and COGS Preclinical PK Candidate 1 Preclinical PK Candidate 2 Prodrug Candidates >150 synthesized Screening IND enabling studies Preclinical PK SAD MAD Phase 3 LGS SAD Phase 2B LGS = Decision point SAD: single - ascending dose MAD: multiple - ascending dose MAD Reformulation Prodrug 22

Acute Seizure Disorders Intravenous (IV) Ganaxolone Pipeline

Status Epilepticus

©2022 Marinus Pharmaceuticals. All Rights Reserved I Status Epilepticus (SE): Definition and Epidemiology 25 SE is the second most common neurologic emergency in the U.S. 1 150,000 cases per year 2 1. Anesthesia and Intensive Care Medicine, February 02, 2018 , Update on the management of status epilepticus 2. DeLorenzo RJ Pellock JM Towne AR Boggs JG. Epidemiology of status epilepticus. J Clin Neurophysiol. 1995; 12: 316 - 325 Background Prolonged continuous or near - continuous seizures Heterogeneous patient population with etiologies that include brain tumors, stroke, encephalitis, drug intoxication, or alcohol withdrawal Pre - existing epilepsy in less than half of SE cases Status epilepticus can result in permanent neuronal damage and contribute to high morbidity and mortality Becomes more treatment refractory with progression

Pharmacokinetics/Pharmacodynamics Well Suited for Acute SE Treatment

Ganaxolone activates the extrasynaptic $GABA_A$ receptor, is associated with high brain concentrations, and delivers a rapid onset of action.



Presynaptic terminal
Postsynaptic membrane



GABA
GABA binding sites
GNX binding sites
GABA_A receptors
Postsynaptic membrane
Normal GABAergic signaling
Increased GABAergic signaling
Positive Allosteric Modulation

Experimental PK – plasma and brain[1]



Concentration (ng/ml or ng/g)
Brain ganaxolone
Plasma ganaxolone
Time (min)

Brain and plasma concentration after ganaxolone 3 mg/kg IM in mice

Human PK[2]

Following 30 mg ganaxolone bolus (over 5 minutes):

C_{max} 1,240 ng/mL

T_{max} 0.08 hrs

Human PD – EEG changes[2]

EEG bispectral index in healthy volunteers following IV ganaxolone



BIS
PBO, 2-min Slow Bolus (n=2)
10 mg, 5-min Slow Bolus (n=3)
20 mg, 2-min Slow Bolus (n=6)
30 mg, 5-min Slow Bolus (n=3)
2-min bolus (PBO and 20-mg groups)
5-min bolus (10- and 30-mg groups)
Time (min)

MARINUS

1. Zolkowska D, Wu CY, Rogawski MA. Intramuscular allopregnanolone and ganaxolone in a mouse model of treatment-resistant status epilepticus. Epilepsia. 2018 Oct;59:220-7.
2. Data on file, Marinus Pharmaceuticals, inc.

©2022 Marinus Pharmaceuticals. All Rights Reserved
I 26

©2022 Marinus Pharmaceuticals. All Rights Reserved I Strategic Approach to SE Clinical Development 27 1. DeLorenzo RJ Pellock JM Towne AR Boggs JG. Epidemiology of status epilepticus. J Clin Neurophysiol. 1995; 12: 316 - 325 2. Kapur et al. Randomized Trial of Three Anticonvulsant Medications for Status Epilepticus N Engl J Med 2019;381:2103 - 13. 3. Rossetti and Lowenstein. Management of refractory status epilepticus in adults Lancet Neurol. 2011 Oct; 10(10): 922 – 930 Benzodiazepine Administered (Medically induced Coma) Established Status Epilepticus (ESE) IV AEDs (antiepileptic drugs) IV Anesthetics Super Refractory Status Epilepticus (SRSE) Refractory Status Epilepticus (RSE) 1st Line Status Epilepticus 3rd Line 2nd Line 150,000 Pts/Year 1 75,000 Pts/Year 2 35,000 Pts/Year 3 10,000 Pts/Year 3

Phase 2 Refractory Status Epilepticus Trial (RSE) Design

SE Patients

- Diagnosis of convulsive or non-convulsive SE
- Failed at least one 2nd line IV AED but had not progressed to 3rd line IV anesthetics

Screening → Treatment Period → Post-treatment Follow-up

Treatment Period		
Loading Dose	Maintenance	Taper
Bolus plus continuous infusion	2-4 day infusion	18-hour taper

Post-treatment Follow-up	
24 hour	Weeks 2, 3, 4

Cohort	Dose of ganaxolone/day	N
Low	500mg/day	5
Medium	650mg/day	4
High	713mg/day	8

Goals of a new treatment

- Rapid cessation
- Maintenance of seizure control
- Prevent progression to IV anesthetics

Limitations of current treatments

- **1st line** Benzodiazepines ineffective in 45%-50%; limited by cardiovascular and respiratory side effects
- **2nd line** Ineffective in over 50% of established SE; further decreased response in refractory SE
- **3rd line** IV Anesthetics: high morbidity, mortality ~35%; increased duration of hospitalization and costs of care

Endpoints

- **Primary:** Percent of patients who did not require escalation of treatment with IV anesthetic within the first 24 hours after ganaxolone initiation
- **Secondary:** Additional efficacy, safety and tolerability

MARINUS
©2022 Marinus Pharmaceuticals. All Rights Reserved
28

©2022 Marinus Pharmaceuticals. All Rights Reserved I 29 Patient Demographics from Completed Phase 2 RSE Trial 8 males, 9 females Mean age: 57 years old (range: 23 - 88) 5 (29%) CSE, 11 (65%) NCSE, 1 (6%) CSE → NCSE 7 (41%) yes 10 (59%) no 17 patients enrolled Types of SE History of Epilepsy Mean # of failed 2nd - line IV AEDs • 8 out of 17 participants were intubated at study entry • 2.1 (range: 1 - 4), all failed LEV or LAC • 14/17 patients failed two or more 2nd - line AEDs • All prior AEDs were administered within recommended dosing guidelines Mean # of failed first - and - second line IV AEDs (including benzodiazepines) 2.9 (range: 2 - 5) 7 v ascular 4 Tumor 2 Autoimmune 2 Drug overdose 2 Unknown Etiologies

©2022 Marinus Pharmaceuticals. All Rights Reserved I 30 Phase 2 Trial Results Demonstrated Rapid Onset And Durability of Effect Data presented at AES 2019 AEDs – antiepileptic drugs Cohort No escalation to IV anesthetics within 24 hours from infusion initiation (Primary Endpoint) Status - free through 24 hours from infusion initiation (investigator determination) No escalation to additional IV AEDs or IV anesthetics for status relapse at any time through 24 hours after ganaxolone discontinuation No SE Relapse at anytime during the 4 - wk follow up period High (713 mg/day) (n=8) 100% (8 of 8) 88% (7 of 8) 100% (8 of 8) 100% (6 of 6) (1ET, 1 died) Medium (650 mg/day) (n=4) 100% (4 of 4) 100% (4 of 4) 75% (3 of 4) 67% (2 of 3) (1 ET) Low (500 mg/day) (n=5) 100% (5 of 5) 100% (5 of 5) 60% (3 of 5) 50% (1 of 2) (1 died) Immediate Prior AED Administered 4 Hours (mean) to ganaxolone treatment SE Cessation Occurred Rapidly in All Dose Groups (median = 5 minutes) Safety Summary: • 2 treatment emergent serious adverse events noted as severe sedation • 13 treatment emergent adverse events: 5 moderate (4 somnolence; 1 hypercarbia); 6 mild (2 hypotension, 2 somnolence, 1 urinar y r etention, 1 hypercarbia) Trial data published in Epilepsia

PK/PD Relationship and Rationale for Target Dose

Modeled PK Curves for All Dose Groups



GNX Plasma Concentration (ng/mL)
1,000
800
600
400
200
0
0
6
12
18
24
Time (hrs)
Low
500mg/day
Medium
650mg/day
High
713mg/day

High Dose Achieves Target Range
≥ 500 ng/mL for ~8 hours

Seizure Burden Reduction Occurred Rapidly in All Dose Groups



Low
500mg/day
Medium
650mg/day
High
713mg/day
% Change in EEG Seizure Burden
(seizure time / total time period)
0
-20
-40
-60
-80
-100
"Medium" dose
< 500 ng/mL
"Low" dose
< 500 ng/mL
"High" dose
< 500 ng/mL
-1
0
1
2
4
6
8
10
12
14
GNX initiation
Time (hrs)
= Time point of seizure recurrence when GNX dosing targets were < 500 ng/mL

Only **High Dose** Provided Sustained Reduction (>80%) Throughout Entire Analysis Window

MARINUS
Data presented at AES 2019
PK: Pharmacokinetics / PD: Pharmadynamic

©2022 Marinus Pharmaceuticals. All Rights Reserved
| 31

RAISE: Phase 3 Trial in Refractory Status Epilepticus

xraise

TRIAL DESIGN	• Randomized, placebo-controlled trial in 124 patients with RSE
DOSING	• 36-hour infusion followed by a 12-hour taper (48-hour treatment) • Phase 2 dose paradigm and extends ganaxolone plasma exposure ≥ 500 ng/mL for 12 hours
CO-PRIMARY ENDPOINTS	• Proportion of participants with SE cessation within 30 minutes of trial drug initiation without medications for acute treatment of SE • Proportion of participants with no progression to IV anesthesia for 36 hours following trial drug initiation
SECONDARY ENDPOINTS	• No progression to IV anesthesia for 24 hours off trial drug (72 hours) • Time to SE cessation • Healthcare utilization metrics (e.g., length of stay, # of ICU days • Functional outcomes
ANALYSIS	• Sequential testing of primary followed by key secondary endpoints • Plan allows for potential interim analysis at N=82 subjects



Treatment Period
Follow-up Period
Daily
Hours 0 -24
Day 2
Hours 24-48
Hours 36-48 (taper)
Daily
48-120 hours
Weeks
1,2,3 & 4
SCREENING
Bolus dose
Continuous Infusion
Taper
Dose Initiation
(Time 0)
Treatment duration is 2 days (including a 12-hour taper)

MARINUS

Ganaxolone development for RSE is being funded, in part, by the Biomedical Advanced Research and Development Authority (BARDA), part of the Office of the Assistant Secretary for Preparedness and Response at the U.S. Department of Health and Human Services, under contract number 75A50120C00159.

©2022 Marinus Pharmaceuticals. All Rights Reserved I 32

RAISE Protocol Amended to Accelerate Enrollment

xraise

Goal is to drive greater enrollment without reducing sensitivity of study outcomes
Amended protocol more closely aligns with Phase 2 population and clinical workflow

Protocol component	Original Protocol	Amended Protocol
Escalation of treatment	Patients excluded IF SE would NOT warrant anesthesia for the next 24 hours	IV anesthesia would likely be next treatment if study drug (ganaxolone or placebo) does not control SE
Pre-treatment IV anesthesia	Treatment of the current SE episode w/ IV anesthetics at adequate dose and duration to induce anesthesia	IV anesthesia (any dose/any indication) for less than 18 hours*
Prior failed treatments	Benzodiazepine(s) and two or more second-line IV AEDs	At least two or more treatments, either: 1. Benzodiazepine(s) + $\geq$ 1 IV AED 2. $\geq$ 2 IV AEDs
EEG criteria	At least 6 minutes of seizure activity in the 30-minute period prior to study drug initiation (20% seizure burden)	At least 6 minutes of seizure activity in any 30 minutes within one hour of study drug initiation
EEG monitoring	Ceribell rapid EEG permitted for screening only	Ceribell rapid EEG permitted for study qualification and determination of EEG cessation (1st co-primary endpoint)
BMI	< 35	< 40
IV anesthetic agents	Included midazolam, propofol, thiopental, pentobarbital, phenobarbital or ketamine	Phenobarbital and ketamine removed from list of anesthetic agents

MARINUS

*Patients with continuing seizures despite IV anesthesia are excluded

©2022 Marinus Pharmaceuticals. All Rights Reserved I 33

©2022 Marinus Pharmaceuticals. All Rights Reserved I RESET: Phase 2 Trial in Established Status Epilepticus 34 1 Kapur et al. Randomized Trial of Three Anticonvulsant Medications for Status Epilepticus N Engl J Med 2019;381:2103 - 13. Key Trial points: • Patients with convulsive status epilepticus • New dosing paradigm • FDA has indicated alignment on overall study design • Exception From Informed Consent community engagement planning underway • Planned start in 2H 2022 Benzodiazepine Administered IV AEDs (antiepileptic drugs) IV Anesthetics (Medically induced Coma) Established Status Epilepticus (ESE) Super Refractory Status Epilepticus (SRSE) Refractory Status Epilepticus (RSE) 1st Line 2nd Line 3rd Line Status Epilepticus ICU Tertiary Center ICU Emergency Room Key Trial points: • Patients with convulsive status epilepticus • New dosing paradigm • Exception From Informed Consent community engagement underway • Planned start in 2H 2022 • Sequential subject cohorts will evaluate dose and duration of treatment

©2022 Marinus Pharmaceuticals. All Rights Reserved I RESET Trial Design in Established Status Epilepticus 35 Screening <30 min Enrollment Fail BZD IV ganaxolone infusion 1 IV ganaxolone infusion 3 SOC IV AED Convulsive SE (N=40) Ganaxolone bolus Ganaxolone bolus Ganaxolone bolus Seizures YES NO Seizures YES NO Seizures YES NO SOC Treatment Phase After each 5 - subject cohort, will evaluate: Bolus – safety (sedation) / efficacy within 30 min Infusion – safety (sedation) / efficacy during ganaxolone infusion Duration – efficacy after infusion has been completed IV ganaxolone infusion 2 Do se optimization phase followed by double - blind phase with selected regimen Dose Optimization Phase

©2022 Marinus Pharmaceuticals. All Rights Reserved I RAISE II: Phase 3 Trial in Refractory Status Epilepticus 36 1 Kapur et al. Randomized Trial of Three Anticonvulsant Medications for Status Epilepticus N Engl J Med 2019;381:2103 - 13. Benzodiazepine Administered IV AEDs (antiepileptic drugs) IV Anesthetics (Medically induced Coma) Established Status Epilepticus (ESE) Super Refractory Status Epilepticus (SRSE) Refractory Status Epilepticus (RSE) 1st Line 3rd Line Status Epilepticus 2nd Line ICU Tertiary Center ICU Emergency Room RAISE vs. RAISE II TARGET PATIENT POPULATION Failure of at least two or more treatments , either: Benzodiazepine(s) + > 1 IV AED OR > 2 IV AEDs (n=124) Failure of benzodiazepines and at least one IV AED’s (RSE) (n=70) COMPARATOR Ganaxolone vs. Placebo in patients receiving background standard of care Ganaxolone vs. Placebo with concurrent IV AED initiation PRIMARY ENDPOINT Co - primary endpoints : (1)SE cessation within 30 min (2) no escalation to IV anesthesia within 36 hrs Responder analysis: SE cessation within 30 min and no escalation of care within 36 hrs Trial Goals: • Support potential European approval in RSE • Potential indication expansion opportunity (relative to the RAISE trial population)

Building Commercial Infrastructure for Future IV Launches

©2022 Marinus Pharmaceuticals. All Rights Reserved I Clinical and Healthcare Costs Associated with RSE 38 Utilization and Cost Outcomes Metric Cohort 1 (≤ 1 IV AED) Cohort 2 (> 1 IV AED) Cohort 3 (≥ 1 IV anesthetic) All Unique RSE patient encounter, N (%) 14,694 (33.4) 10,140 (23.1) 19,154 (43.5) 43,988 (100) Hospital length of stay (LOS) (days) Mean* 4.7 7.2 12.0 8.4 Median* 3 4 8 5 ICU LOS (for ICU patients only) Mean* 2.7 3.1 6.6 5.4 Median* 2 2 4 3 Total hospital cost* ($USD) Mean* $11,532 $18,328 $41,858 $26,304 Median* $6,812 $10,592 $24,105 $13,201 * Indicates p<0.05 across all pairwise comparisons Source: Guterman EL 2021 JAMA Neurol. Ganaxolone may offer the potential to reduce hospital costs and length of stay Treatments that prevent progression to SRSE with its associated complications may reduce length of stay and hospital costs

©2022 Marinus Pharmaceuticals. All Rights Reserved I Differentiated Market Access Strategy to Ensure Success for IV Ganaxolone Formulation 39 (DRG), diagnosis - related group reimbursement PRICING & REIMBURSEMENT • U.S./EU Pricing research initiated and ongoing • Determining New Technology Add - on Payment (NTAP) timing • Evaluating DRGs and other hospital payment systems DELIVERY & PATIENT ACCESS • Aligning on distribution pathway • Building plan for RSE and evaluating impact of ESE expansion VALUE PROPOSITION & HEALTH ECONOMIC MESSAGING • Assessing current treatment protocols • Evaluating burden of illness and hospital impact to expand & include cost avoidance metric CUSTOMER ENGAGEMENT • Considering impact of hospital networks to payer team • Ongoing assessment of potential hospital target segmentation underway

Financial Update

Financial Overview: Q2 2022

2022 Guidance

- **BARDA Revenues**
  - FY 2022 projected to be between $7 - $10 million
- **Operating Expenses**
  - FY 2022 GAAP operating expenses (G&A and R&D) of between $150 - $155 million
  - Total includes approximately $15 million of non-cash stock-based compensation

Financial Summary (at June 30, 2022):

- $92.3 million in cash and cash equivalents
- $75 million in debt
- 37.2 million shares outstanding; 44.5 million shares outstanding on a fully dilutive basis[1]

$110 million in gross proceeds expected August 2022[2] upon closing of transaction to sell Rare Pediatric Disease Priority Review Voucher

Investor Relations – Nasdaq: MRNS

Analyst Coverage*:

Cantor Fitzgerald: Charles C. Duncan, Ph.D.

Cowen: Joseph Thome, Ph.D.

H.C. Wainwright & Co: Douglas Tsao

Jefferies: Andrew Tsai

JMP Securities: Jason N. Butler, Ph.D.

Ladenburg Thalmann: Michael Higgins

Leerink: Marc Goodman

Oppenheimer: Jay Olson

RW Baird: Brian Skorney

Truist: Joon Lee, M.D., Ph.D.

*Note: Opinions, estimates, and forecasts of the individual analysts regarding Marinus do not represent opinions, estimates, and forecasts of Marinus. The listing above does not imply endorsement or concurrent with their information, conclusions, or recommendations.

[1] Fully dilutive total includes impact of convertible preferred stock and outstanding stock options and RSU's

[2] Lump sum payment of $110 million upon the closing of the transaction, which is subject to customary closing conditions and is expected to occur following the expiration of the applicable U.S. antitrust clearance requirements

MARINUS

©2022 Marinus Pharmaceuticals. All Rights Reserved I 41

Liquidity Overview

Financial Summary (as of June 30, 2022):

- $92.3 million in cash and cash equivalents
- $110 million in gross proceeds expected August 2022[1] based on entering into definitive agreement to sell Rare Pediatric Disease Priority Review Voucher (PRV)
- $75 million in debt; interest-only through May 2024, matures 2026



Anticipated & Potential Non-Dilutive Funding Options[2]:
$30 million (Q1 2022)
Oaktree Capital Credit Funding
- Drawn March '22 based upon FDA CDD approval
$110 million (Q3 2022)
Sale of PRV
- Agreement signed July '22
- Payment expected August '22[1]
U.S. synthetic royalty monetization deal
- Permitted per Oaktree Capital agreement[3]
Additional credit under Oaktree Capital facility
- Potential to draw $25 million of additional funding[4]
Q1 2022
Ongoing R&D Reimbursement: BARDA and Orion Corporation
Orion Corporation Milestones & Royalties

[1] Lump sum payment of $110 million upon the closing of the transaction, which is subject to customary closing conditions and is expected to occur following the expiration of the applicable U.S. antitrust clearance requirements
[2] All values shown are expected gross transactional proceeds
[3] Subject to, among other limitations, liens on royalty payment and proceeds from sales of ganaxolone in the U.S. not exceeding 5% of new sales in the U.S.
[4] Marinus potential to draw subject to achievement of certain clinical and financial milestones

MARINUS

©2022 Marinus Pharmaceuticals. All Rights Reserved
I 42

Intellectual Property

©2022 Marinus Pharmaceuticals. All Rights Reserved I Multiple Layers Of Potential Protection 44 Orphan drug designations for CDD and PCDH19 provide 7 and 10 years regulatory exclusivity in U.S. and EU, respectively. Orphan drug designation for SE provides 7 years regulatory exclusivity in U.S. Patents/ Patent Applications Expiration Date Status Epilepticus Method of Use Applications pending on potential dosing regimens for SRSE and ESE 2040 U.S. patent granted on clinical regimen, applications pending in other jurisdictions 2041/2042 Formulation Licensed Captisol ® patents Through 2033 Applications pending on IV formulation 2036 CDKL5 Deficiency Disorder Method of Use Patents granted in U.S. and Europe (oral suspension) 2031 (if PTE granted) Licensed patent granted in U.S. for treatment of epileptic disorders 2039 Application pending on potential dosing regimen 2040/2042 Formulation Patents granted in U.S. and Europe (oral suspension) 2031 (if PTE granted) Tuberous Sclerosis Complex Method of Use Application pending on potential dosing regimen 2040/2042 Formulation Patents granted in U.S. and Europe (oral suspension) 2031 (if PTE granted) Second Generation Ganaxolone Formulation Application pending on potential second generation formulations 2042